NEWS RELEASE
WESCO International, Inc. / 225 West Station Square Drive, Suite 700 / Pittsburgh, PA 15219
Wesco to Announce Strategic Vision and Financial Goals at 2024 Investor Day

PITTSBURGH, September 26, 2024 /PR Newswire/ -- Wesco International (NYSE: WCC), will provide an update regarding its long-term growth strategy at its Investor Day meeting taking place in-person at its innovation center in Glenview, Ill. and online today at 9 a.m. Central Time.

Wesco will share an update on its digitally enabled business transformation and expansive capabilities to support long-term growth and margin expansion. Consistent with prior expectations, over the long term it expects to achieve mid-single-digit organic growth, driven by a strategic shift into higher growth and higher margin end markets along with continued share gains. The company has a long-term track record of increasing returns to shareholders through acquisitions which are additive to the topline growth rate and margin expansion. Over the same cycle, the company expects to grow EBITDA at twice the rate of sales, expand return on net assets, and target free cash flow of 100% of adjusted net income.

Wesco’s 2024 full-year expectations remain consistent with the outlook described in the company's second quarter earnings report. Wesco expects reported sales of (3.5)% to (1.5)% and organic sales growth of (1.5)% to 0.5% versus the prior year. The company continues to expect to deliver adjusted EBITDA of 7.0% to 7.3%, and adjusted EPS of $12 to $13.

“Our investment thesis is built on our market leadership, future cash generation, and strong progress on our business transformation. We have multiple drivers of our future sustained outperformance and are well-positioned to deliver outsized growth due to secular trends in AI-driven data centers, increased power generation, electrification, IoT and automation, and re-shoring of global supply chains. We’re more than halfway complete on our technology and capabilities build. We have introduced generative AI analytics, automated multiple order and fulfillment processes, and developed new digital tools to improve working capital efficiency. These advancements are expected to accelerate growth, expand margins, and enhance the integration of future acquisitions. Our experienced management team, comprised of industry veterans with deep domain knowledge and new talent additions, is focused on driving our strategic priorities and achieving our financial goals," said Chairman, President and CEO John Engel.

“As we stand here today, we have built a new Wesco. Since our last investor meeting two years ago, we have completed our integrations of Anixter and Rahi Systems while making substantial progress on our business transformation. We are laser-focused on the four critical components of our long-term value creation: capturing the benefits of our digital transformation; progressing toward our 10%+ EBITDA margin goal; generating strong and consistent cash flow; and investing in services and acquisitions while supporting a consistent return of capital to our shareholders over time. We are committed to achieving our vision of becoming the best tech-enabled supply chain solutions company in the world and creating value for all stakeholders,” he said.

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Webcast and Teleconference Access
Wesco will conduct a webcast and in-person meeting on Thursday, September 26, 2024, at 9:00 a.m. C.T. The event will be broadcast live over the internet and can be accessed from the Investor Relations page of the Company's website at https://investors.wesco.com. The call will be archived on this internet site for seven days.
Wesco International (NYSE: WCC) builds, connects, powers and protects the world. Headquartered in Pittsburgh, Pennsylvania, Wesco is a FORTUNE 500® company with more than $22 billion in annual sales and a leading provider of business-to-business distribution, logistics services and supply chain solutions. Wesco offers a best-in-class product and services portfolio of Electrical and Electronic Solutions, Communications and Security Solutions, and Utility and Broadband Solutions. The Company employs approximately 20,000 people, partners with the industry’s premier suppliers, and serves thousands of customers around the world. With millions of products, end-to-end supply chain services, and leading digital capabilities, Wesco provides innovative solutions to meet customer needs across commercial and industrial businesses, contractors, government agencies, educational institutions, telecommunications providers, and utilities. Wesco operates nearly 800 branches, warehouses and sales offices in more than 50 countries, providing a local presence for customers and a global network to serve multi-location businesses and global corporations.
Forward-Looking Statements
All statements made herein that are not historical facts should be considered as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions, and liquidity and capital resources. Such statements can generally be identified by the use of words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," and similar words, phrases or expressions or future or conditional verbs such as "could," "may," "should," "will," and "would," although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.
Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the anticipated benefits of, and other risks associated with, acquisitions, joint ventures, divestitures and other corporate transactions; the inability to successfully integrate acquired businesses; the impact of increased interest rates or borrowing costs; fluctuations in currency exchange rates; failure to adequately protect Wesco's intellectual property or successfully defend against infringement claims; the inability to successfully deploy new technologies, digital products and information systems or to otherwise adapt to emerging technologies in the marketplace, such as those incorporating artificial intelligence; failure to execute on our efforts and programs related to environmental, social and governance (ESG) matters; unanticipated expenditures or other adverse developments related to compliance with new or stricter government policies, laws or regulations, including those relating to data privacy, sustainability and environmental protection; the inability to successfully develop, manage or implement new technology initiatives or business strategies, including with respect to the expansion of e-commerce capabilities and other digital solutions and digitalization initiatives; disruption of information technology systems or operations; natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks; supply chain disruptions; geopolitical issues, including the impact of the evolving conflicts in the Middle East and Russia/Ukraine; the impact of sanctions imposed on, or other actions taken by the U.S. or other countries against, Russia or China; the failure to manage the increased risks and impacts of cyber incidents or data breaches; and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, any of which may have a material adverse effect on the Company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the Company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's most recent Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission.

Contact Information
Investor Relations	Corporate Communications
Will Ruthrauff Director, Investor Relations 484-885-5648	Jennifer Sniderman Vice President, Corporate Communications 717-579-6603
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